SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 2, 2015

AOXIN TIANLI GROUP, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2015, Anthony S. Chan resigned as a director of Aoxin Tiani Group, Inc.  In the e-mail pursuant to which he delivered his letter of resignation, Mr. Chan thanked Chairman Wang for giving him the opportunity to serve the shareholders of Aoxin Tianli Group, Inc. A copy of Mr. Chan’s e-mail and letter of resignation have been filed as exhibits to this Form 8-K.   A copy of a draft of this Report on Form 8-K was provided to Mr. Chan on July 7, 2015.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2015, our Board voted to amend our Amended and Restated Memorandum and Articles of Association to eliminate the requirement that we have a classified Board of Directors. Subsequent to the filing of an 8-K reporting this event, it was determined that those directors whose terms were scheduled to expire at our Annual Meetings to be held in 2016 and 2017 would continue to serve for the duration of their scheduled terms notwithstanding the elimination of the staggered Board.

On June 30, 2015, notice was sent to all of our directors in an effort to schedule a Board meeting for Friday, July 3rd.  On July 1, 2015, the agenda for the meeting was sent to all directors.  The agenda noted that among the items to be considered were amendments to our Amended and Restated Memorandum and Articles of Association to allow shareholders to vote by written consent and to allow shareholders to remove directors without cause.  Subsequent to his receipt of this notice, Mr. Chan delivered his notice of resignation.

Our Board of Directors currently consists of Ping Wang, Hanying Li, Peter E. Gadkowski, Zihui Mo and Gang Yin.

On July 3, 2015, our Board of Directors voted to amend our Amended and Restated Memorandum and Articles of Association to Association to (i) adopt specific language to effectuate the declassification  of our Board of Directors and provide for the election of directors on an annual basis, after their existing terms, (ii) permit shareholder action by written consent in lieu of a meeting of shareholders and (iii) to provide for the removal of directors without cause pursuant to a resolution adopted by shareholders (collectively, the “Amendments”). None of the Amendments required shareholder approval. The Amendments will not become effective until an Amended and Restated Memorandum and Articles of Association is filed with the Registrar of Corporate Affairs of the British Virgin Islands which we are currently seeking to have completed.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1   Letter of Resignation dated July 2, 2015 from Anthony S. Chan.
Exhibit 10.2   E-mail dated July 2, 2015 from Anthony S. Chan to Ping Wang and Hanying Li tendering his resignation as a director.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AOXIN TIANLI GROUP, INC.

By:	/s/ Ping Wang
Ping Wang
Chief Executive Officer

Dated: July 7, 2015